Registration No. 333-252585

As filed with the Securities and Exchange Commission on February 5, 2021

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 1 TO

FORM S-1

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

________________________________

Predictive Oncology Inc.

(Exact name of registrant as specified in its charter)

Delaware	3842	33-1007393
(State or jurisdiction	(Primary Standard Industrial	(I.R.S. Employer
of incorporation or organization)	Classification Code Number)	Identification No.)

2915 Commers Drive, Suite 900 Eagan, Minnesota 55121 (651) 389-4800 (Address and telephone number of registrant’s principal executive offices and principal place of business)
Bob Myers Chief Financial Officer Predictive Oncology Inc. 2915 Commers Drive, Suite 900 Eagan, Minnesota 55121 (651) 389-4800 (Name, address and telephone number of agent for service)	Copy to: Martin R. Rosenbaum, Esq. Maslon LLP 3300 Wells Fargo Center 90 South 7th Street Minneapolis, Minnesota 55402 Telephone: (612) 672-8200 Facsimile: (612) 672-8397

Approximate date of commencement of proposed sale to the public: From time to time on or after the effective date of this Registration Statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company or an emerging growth company. See the definitions of  “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act. (Check one)

Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☒	Smaller reporting company ☒

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act. ☐

EXPLANATORY NOTE

This Pre-Effective Amendment No. 1 (this “Amendment) to the Registration Statement on Form S-1 of Predictive Oncology, Inc. (File No. 333-252585) initially filed on January 29, 2021 (the “Registration Statement”), is being filed as an exhibit-only filing to file an updated legal opinion and consent of Maslon LLP, filed herewith as Exhibit 5.1 (the “Consent”). Accordingly, this Amendment consists only of the facing page, this explanatory note, Item 16 of Part II of the Registration Statement, the signature pages to the Registration Statement, and the Opinion and Consent filed herewith as Exhibit 5.1. The prospectus and the balance of Part II of the Registration Statement are unchanged and have been omitted.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Eagan, State of Minnesota, on February 5, 2021.

PREDICTIVE ONCOLOGY INC.

/s/ Bob Myers
Bob Myers
Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

*	Chief Executive Officer (principal executive officer) and Director	February 5, 2021
Carl Schwartz

/s/ Bob Myers	Chief Financial Officer (principal financial and accounting officer)	February 5, 2021
Bob Myers

*	Director	February 5, 2021
J. Melville Engle

*	Director	February 5, 2021
Richard L. Gabriel

*	Director	February 5, 2021
Daniel E. Handley

*.	Director	February 5, 2021
Gregory S. St. Clair, Sr.

*	Director	February 5, 2021
Chuck Nuzum

*	Director	February 5, 2021
Nancy Chung-Welch

*By:	/s/ Bob Myers
Bob Myers, Attorney-in-Fact

II-1

EXHIBIT INDEX

Exhibit Number	Description

1.1	Engagement Letter with H.C. Wainwright & Co. dated January 7, 2021 (40) Exhibit 1.1

2.1	Amended and Restated Agreement and Plan of Merger dated October 22, 2018 (13) Exhibit 2.1

3.1	Certificate of Incorporation (1) Exhibit 3.1

3.2	Certificate of Amendment to Certificate of Incorporation to effect reverse stock split and reduction in authorized share capital filed with the Delaware Secretary of State on October 20, 2014 (2) Exhibit 3.2

3.3	Certificate of Amendment to Certificate of Incorporation regarding increase in share capital, filed with the Delaware Secretary of State on July 24, 2015 (3) Exhibit 3.3

3.4	Certificate of Amendment to Certificate of Incorporation to increase authorized share capital, filed with the Delaware Secretary of State on September 16, 2016 (7) Exhibit 3.4

3.5	Certificate of Amendment to Certificate of Incorporation to effect reverse stock split and reduction in authorized share capital, fled with the Delaware Secretary of State on October 26, 2016 (8) Exhibit 3.5

3.6	Certificate of Amendment to Certificate of Incorporation regarding increase in share capital, filed with the Delaware Secretary of State on January 26, 2017 (9) Exhibit 3.6

3.7	Certificate of Amendment to Certificate of Incorporation to effect reverse stock split, filed with the Delaware Secretary of State on January 2, 2018 (15) Exhibit 3.7

3.8	Certificate of Amendment to Certificate of Incorporation to effect name change, filed with the Delaware Secretary of State on February 1, 2018 (4) Exhibit 3.8

3.9	Certificate of Amendment to Certificate of Incorporation to increase authorized share capital and establish a classified Board of Directors (17) Exhibit 3.9

3.10	Second Amended and Restated Bylaws as of June 10, 2019 (25) Exhibit 3.10

3.11	Form of Certificate of Designation of Preferences, Rights and Limitations of Series B Convertible Preferred Stock (5) Exhibit 3.11

3.12	Certificate of Designation of Preferences, Rights and Limitations of Series C Convertible Preferred Stock (14) Exhibit 3.12

3.13	Certificate of Amendment to Certificate of Incorporation dated March 22, 2019 (18) Exhibit 3.13

3.14	Certificate of Designation Of Preferences, Rights And Limitations of Series D Convertible Preferred Stock (35) Exhibit 3.14

3.15	Certificate of Designation of Preferences, Rights and Limitations of Series E Convertible Preferred Stock Effective June 13, 2019 (26) Exhibit 3.15

3.16	Certificate of Amendment of Certificate of Incorporation (25) Exhibit 3.16

3.17	Certificate of Amendment of Certificate of Incorporation (30) Exhibit 3.17

4.1	Form of specimen certificate evidencing shares of Series B Convertible Preferred Stock (6) Exhibit 4.1

4.2	Form of New Warrant Agency Agreement by and between Skyline Medical Inc. and Form of Warrant Certificate for Series B Warrant (10) Exhibit 4.2

4.3	Form of Series B Warrant Certificate (included as part of Exhibit 4.2) (10) Exhibit 4.3

4.4	Form of Series C Warrant (11) Exhibit 4.4

4.5	Form of Unit Purchase Option (11) Exhibit 4.5

4.6	Form of Series D Warrant Agency Agreement by and between Skyline Medical Inc. and Corporate Stock Transfer, Inc. and Form of Series D Warrant Certificate (12) Exhibit 4.6

4.7	Form of Series D Warrant Certificate (included as part of Exhibit 4.6) (12) Exhibit 4.78

4.8	Form of Amendment to Warrant (4) Exhibit 4.8

4.9	Investor Warrant (14) Exhibit 4.9

4.10	Series E Warrant Agency Agreement by and between Skyline Medical Inc. and Corporate Stock Transfer, Inc. dated January 9, 2018 (16) Exhibit 4.10

4.11	Form of Series E Warrant Certificate (16) Exhibit 4.11

4.12	Common Stock Purchase Warrant issued to L2 Capital, LLC dated September 28, 2018 (17) Exhibit 4.12

4.13	Common Stock Purchase Warrant issued to Peak One Opportunity Fund, LP dated September 28, 2018 (17) Exhibit 4.13

4.14	Second Amended and Restated Common Stock Purchase Warrant issued to Carl Schwartz dated February 6, 2019 (19) Exhibit 4.14

4.15	Form of Warrant (Initial Issue Date: March 1, 2019) (20) Exhibit 4.15

4.16	Form of Unit Purchase Option (20) Exhibit 4.16

4.17	Common Stock Purchase Warrant issued to Carl Schwartz dated November 30, 2018 (21) Exhibit 4.17

4.18	Amended and Restated Common Stock Purchase Warrant issued to Carl Schwartz dated January 8, 2019 (22) Exhibit 4.18

4.19	Form of Common Stock Purchase Warrant issued March 29, 2019 (24) Exhibit 4.19

4.20	Form of Unit Purchase Option for the Purchase of Units (24) Exhibit 4.20

4.21	Common Stock Purchase Warrant Issued to Oasis Capital, LLC dated September 27, 2019 (27) Exhibit 4.21

4.22	Form of Specimen Common Stock Certificate (28) Exhibit 4.22

4.23	Form of Common Stock Purchase Warrant Issued on or about October 1, 2019 (29) Exhibit 4.23

4.24	Common Stock Purchase Warrant issued to Oasis Capital, LLC dated February 5, 2020 (32) Exhibit 4.24

4.25	Form of Series A Warrant (33) Exhibit 4.25

4.26	Form of Series B Warrant (33) Exhibit 4.26

4.27	Form of Prefunded Warrant (33) Exhibit 4.27

4.28	Form of Prefunded Common Stock Purchase Warrant (34) Exhibit 4.28

4.29	Description of Registrant’s Securities (35) Exhibit 4.29

4.30	Common Stock Purchase Warrant issued to Oasis Capital, LLC dated March 6, 2020 (31) Exhibit 4.30

4.31	Common Stock Purchase Warrant issued to Oasis Capital, LLC dated April 5, 2020 (31) Exhibit 4.31

4.32	Form of Common Stock Purchase Warrant (36) Exhibit 4.32

4.33	Form of Common Stock Purchase Warrant (37) Exhibit 4.33

4.34	Form of Common Stock Purchase Warrant (29) Exhibit 4.34

4.35	Form of Common Stock Purchase Warrant (40) Exhibit 4.35

4.36	Form of Common Stock Purchase Warrant (41) Exhibit 4.36

4.37	Form of Common Stock Purchase Warrant (42) Exhibit 4.37
4.38	Form of Placement Agent Warrant to H.C. Wainwright & Co., LLC or its designees in connection with certain financing transactions in 2020 and 2021 (43) Exhibit 4.38

5.1**	Opinion of Maslon LLP

10.1	Equity Purchase Agreement by and between the Company and Oasis Capital, LLC dated October 24, 2019 (39) Exhibit 10.1

10.2	Registration Rights Agreement by and between the Company and Oasis Capital, LLC dated October 24, 2019 (39) Exhibit 10.2

10.3	Form of Securities Purchase Agreement dated January 8, 2021, by and between Predictive Oncology Inc. and certain Purchasers (40) Exhibit 10.3

10.4	Form of Securities Purchase Agreement dated January 19, 2021, by and between Predictive Oncology Inc. and certain Purchasers (41) Exhibit 10.4

10.5	Form of Securities Purchase Agreement dated January 21, 2021y, b and between Predictive Oncology Inc. and certain Purchasers (42) Exhibit 10.5

23.1	Consent of Deloitte & Touche LLP (43) Exhibit 23.1

23.2	Consent of Schneider Downs & Co., Inc. (43) Exhibit 23.2

23.3**	Consent of Maslon LLP (included as part of Exhibit 5.1)

24.1	Power of Attorney (included on signature page)(43) Exhibit 24.1

** Filed herewith

(1)	Filed on December 19, 2013 as an exhibit to our Current Report on Form 8-K and incorporated herein by reference.

(2)	Filed on October 24, 2014 as an exhibit to our Current Report on Form 8-K and incorporated herein by reference.

(3)	Filed on June 30, 2015 as an appendix to our Information Statement on Schedule 14C and incorporated herein by reference.

(4)	Filed on February 6, 2018 as an exhibit to our Current Report on Form 8-K and incorporated herein by reference.

(5)	Filed on August 20, 2015 as an exhibit to our Registration Statement on Form S-1 (File No. 333-198962) and incorporated herein by reference.

(6)	Filed on August 10, 2015 as an exhibit to our Registration Statement on Form S-1 (File No. 333-198962) and incorporated herein by reference.

(7)	Filed on September 16, 2016 as an exhibit to our Current Report on Form 8-K and incorporated herein by reference.

(8)	Filed on October 27, 2016 as an exhibit to our Current Report on Form 8-K and incorporated herein by reference.

(9)	Filed on January 27, 2017 as an exhibit to our Current Report on Form 8-K and incorporated herein by reference.

(10)	Filed on March 25, 2016 as an exhibit to our Registration Statement on Form S-4 (File No. 333-210398) and incorporated herein by reference.

(11)	Filed on November 30, 2016 as an exhibit to our Current Report on Form 8-K and incorporated herein by reference.

(12)	Filed on January 10, 2017 as an exhibit to our Registration Statement on Form S-1 (File No. 333-215005) and incorporated herein by reference.

(13)	Filed on October 30, 2018 as an exhibit to our Current Report on Form 8-K and incorporated herein by reference.

(14)	Filed on November 29, 2017 as an exhibit to our Current Report on Form 8-K and incorporated herein by reference.

(15)	Filed on January 2, 2018 as an exhibit to our Current Report on Form 8-K and incorporated herein by reference.

(16)	Filed on January 10, 2018 as an exhibit to our Current Report on Form 8-K and incorporated herein by reference.

(17)	Filed on October 4, 2018 as an exhibit to our Current Report on Form 8-K and incorporated herein by reference.

(18)	Filed on March 22, 2019 as an exhibit to our Current Report on Form 8-K and incorporated herein by reference.

(19)	Filed on February 12, 2019 as an exhibit to our Current Report on Form 8-K and incorporated herein by reference.

(20)	Filed on March 1, 2019 as an exhibit to our Current Report on Form 8-K and incorporated herein by reference.

(21)	Filed on December 7, 2018 as an exhibit to our Current Report on Form 8-K and incorporated herein by reference.

(22)	Filed on January 14, 2019 as an exhibit to our Current Report on Form 8-K and incorporated herein by reference.

(23)	Filed on January 24, 2019 as Annex H to Amendment No. 2 to Form S-4 (File No. 333-228031) and incorporated herein by reference.

(24)	Filed on April 2, 2019 as an exhibit to our Current Report on Form 8-K and incorporated herein by reference.

(25)	Filed on June 13, 2019 as an exhibit to our Current Report on Form 8-K and incorporated herein by reference

(26)	Filed on June 19, 2019 as an exhibit to our Current Report on Form 8-K and incorporated herein by reference

(27)	Filed on September 30, 2019 as an exhibit to our Current Report on Form 8-K and incorporated herein by reference

(28)	Filed on October 3, 2019 as an exhibit to our Registration Statement on Form S-3 (File No. 333-234073) and incorporated herein by reference

(29)	Filed on October 10, 2019 as an exhibit to our Current Report on Form 8-K and incorporated herein by reference

(30)	Filed on October 28, 2019 as an exhibit to our Current Report on Form 8-K and incorporated herein by reference

(31)	Filed on April 6, 2020 as an exhibit to our Registration Statement on Form S-3 (File No. 333-237581) and incorporated herein by reference

(32)	Filed on February 7, 2020 as an exhibit to our Current Report on Form 8-K and incorporated herein by reference

(33)	Filed on March 16, 2020 as an exhibit to our Current Report on Form 8-K and incorporated herein by reference

(34)	Filed on March 23, 2020 as an exhibit to our Current Report on Form 8-K and incorporated herein by reference

(35)	Filed on April 1, 2020 as an exhibit to our Annual Report on Form 10-K and incorporated herein by reference

(36)	Filed on May 8, 2020 as an exhibit to our Current Report on Form 8-K and incorporated herein by reference

(37)	Filed on June 26, 2020 as an exhibit to our Current Report on Form 8-K and incorporated herein by reference

(38)	Filed on December 26, 2018 as an exhibit to Amendment No. 1 to Form S-4 (File No. 333-228031) and incorporated herein by reference.

(39)	Filed on October 25, 2019 as an exhibit to our Current Report on Form 8-K and incorporated herein by reference.

(40)	Filed on January 12, 2021 as an exhibit to our Current Report on Form 8-K and incorporated herein by reference.

(41)	Filed on January 21, 2021 as an exhibit to our Current Report on Form 8-K and incorporated herein by reference

(42)	Filed on January 26, 2021 as an exhibit to our Current Report on Form 8-K and incorporated herein by reference

(43)	Filed on January 29, 2021 as an exhibit to our Registration Statement No. 333-252585 on Form S-1 and incorporated herein by reference